Corporate Trust Department
Securities Administration
Report to Certificateholders

- -------------------------------------------------------------------------------
Contents
- -------------------------------------------------------------------------------

Quick Reference                .............. i
for easy issue and factor information
Payment Summary                .............. 1
for payment summary information
Payment Detail                 ...............2
for detailed payment information
Factor Sheet                   ...............3
for detailed factor information
Delinquency Status             ...............4
for delinquency and related information
Credit Enhancement Summary    ................5
for security credit support &
collateral information
- -------------------------------------------------------------------------------
GS Mortgage Securities Corporation II
Commercial Mortgage Pass-Through Certificates
Series 1996-PL
Payment Date:  June 15, 1996



 Quick Reference

 ------------------------------------------------------
                    Interest   Interest  Principal
 Class   CUSIP      Rate %      Type   Distribution
 ------------------------------------------------------
 Regular
 ------------------------------------------------------
 A-1    36228CAA1   7.02000%    fixed     2.64220

 A-2    36228CAB9   7.41000%    fixed     0.00000

 B      36228CAC7   7.51000%    fixed     2.15550

 C      36228CAD5   7.74000%    fixed     2.15550

 D      36228LAE3   7.85000%    fixed     2.15550

 E         N/A      7.85000%    fixed     2.15550

 F         N/A      7.85000%    fixed     2.15550

 G         N/A      7.85000%    fixed     0.00000

 X-1*   36228CAF0   0.69719%   variable   0.00000

 X-2*   36228CAG8   1.53067%   variable   0.00000

 X-3*   36228CAH6   0.01000%    fixed     0.00000

 R         N/A      0.00000%     N/A      0.00000

- ----------------------------------------------------------
         Interest     Prepayment Penalty    Certificate
Class   Distribution        Fees              Factor
- ----------------------------------------------------------
Regular
- ----------------------------------------------------------
A-1       5.81945         0.00000           0.99213534

A-2       6.17500         0.00000           1.00000000

B         6.23167         0.00000           0.99358402

C         6.42252         0.00000           0.99358402

D         6.51380         0.00000           0.99358402

E         6.51380         0.00000           0.99358402

F         6.51380         0.00000           0.99358403

G         6.54167         0.00000           1.00000000

X-1*      0.57852         0.00000           0.99573953

X-2*      1.21752         0.00000           0.95449882

X-3*      0.00795         0.00000           0.95449882

R         0.00000         0.00000           0.00000000

*Based on Notional Balance



Corporate Trust Department
Securities Administration
Report to Certificateholders

GS Mortgage Securities Corporation II
Commercial Mortgage Pass-Through Certificates
Series 1996-PL
Payment Date:  June 15, 1996

- ---------------------------------------------------------
Principal Distribution Detail
- ---------------------------------------------------------

      Scheduled Principal   Principal      Realized
Class     Distributed       Prepayments      Losses
- ---------------------------------------------------------

A-1    $868,756.02           $0.00          $0.00

A-2          $0.00            0.00           0.00

B       $59,503.19            0.00           0.00

C       $53,552.02            0.00           0.00

D       $53,552.02            0.00           0.00

E       $47,605.13            0.00           0.00

F       $59,503.18            0.00           0.00

G            $0.00            0.00           0.00

X-1*         $0.00            0.00           0.00

X-2*         $0.00            0.00           0.00

X-3*         $0.00            0.00           0.00

R            $0.00            0.00           0.00

- ---------------------------------------------------------
Total 1,142,471.56            0.00           0.00
- ---------------------------------------------------------

- ---------------------------------------------------------
Class    Additional      Unscheduled         Net
        Expense Losses   Adjustments    Distribution
- ---------------------------------------------------------


A-1        $0.00          $0.00       $868,756.02

A-2         0.00           0.00              0.00

B           0.00           0.00         59,503.19

C           0.00           0.00         53,552.02

D           0.00           0.00         53,552.02

E           0.00           0.00         47,605.13

F           0.00           0.00         59,503.18

G           0.00           0.00              0.00

X-1*        0.00           0.00              0.00

X-2*        0.00           0.00              0.00

X-3*        0.00           0.00              0.00

R           0.00           0.00              0.00

- --------------------------------------------------------
Total       0.00           0.00    1,142,471.56
- --------------------------------------------------------
*Based on Notional Balance




 Interest Distribution Detail

 -----------------------------------------------------------------
          Accrued      Prepayment         Interest   Prior Unpaid
 Class   Interest    Interest Shortfall   Adjustment    Interest
 -----------------------------------------------------------------

 A-1   $1,913,434.70        0.00              0.00         $0.00

 A-2     $458,438.32        0.00              0.00          0.00

 B       $172,026.80        0.00              0.00          0.00

 C       $159,563.18        0.00              0.00          0.00

 D       $161,830.87        0.00              0.00          0.00

 E       $143,859.76        0.00              0.00          0.00

 F       $179,814.96        0.00              0.00          0.00

 G       $144,480.58        0.00              0.00          0.00

 X-1*    $263,509.87        0.00              0.00          0.00

 X-2*    $672,207.89        0.00              0.00          0.00

 X-3*      $4,391.58        0.00              0.00          0.00

 R             $0.00        0.00              0.00          0.00

 -----------------------------------------------------------------
 Total $4,273,558.51       $0.00              $0.00         $0.00
 -----------------------------------------------------------------
 -----------------------------------------------------------------
           Distributed         Prepayment        Remaining
 Class       Interest           Premiums      Unpaid Interest
 -----------------------------------------------------------------

 A-1      $1,913,434.70            0.00           $0.00

 A-2        $458,438.32            0.00           $0.00

 B          $172,026.80            0.00           $0.00

 C          $159,563.18            0.00           $0.00

 D          $161,830.87            0.00           $0.00

 E          $143,859.76            0.00           $0.00

 F          $179,814.96            0.00           $0.00

 G          $144,480.58            0.00           $0.00

 X-1*       $263,509.87            0.00           $0.00

 X-2*       $672,207.89            0.00           $0.00

 X-3*         $4,391.58            0.00           $0.00

 R                $0.00            0.00           $0.00

 --------------------------------------------------------------
 Total    $4,273,558.51           $0.00          $0.00
 --------------------------------------------------------------
*Based on Notional Balance




Corporate Trust Department
Securities Administration
Report to Certificateholders


Mortgage Securities Corporation II
Commercial Mortgage Pass-Through Certificates
Series 1996-PL
Payment Date:  June 15, 1996

- --------------------------------------------------------------------------------
Principal Distribution per Certificate
- --------------------------------------------------------------------------------

        Principal   Principal  Realized  Additional    Unscheduled     Net
Class  Distributed Prepayments  Losses  Expense Losses Adjustments Distribution
- --------------------------------------------------------------------------------

A-1    2.64220      0.00000    0.00000   0.00000        0.00000     2.64220

A-2    0.00000      0.00000    0.00000   0.00000        0.00000     0.00000

B      2.15550      0.00000    0.00000   0.00000        0.00000     2.15550

C      2.15550      0.00000    0.00000   0.00000        0.00000     2.15550

D      2.15550      0.00000    0.00000   0.00000        0.00000     2.15550

E      2.15550      0.00000    0.00000   0.00000        0.00000     2.15550

F      2.15550      0.00000    0.00000   0.00000        0.00000     2.15550

G      0.00000      0.00000    0.00000   0.00000        0.00000     0.00000

X-1*   0.00000      0.00000    0.00000   0.00000        0.00000     0.00000

X-2*   0.00000      0.00000    0.00000   0.00000        0.00000     0.00000

X-3*   0.00000      0.00000    0.00000   0.00000        0.00000     0.00000

- --------------------------------------------------------------------------------
R      0.00000      0.00000    0.00000   0.00000        0.00000     0.00000
- --------------------------------------------------------------------------------
*Based on Notional Balance


- --------------------------------------------------------
Interest Distribution per Certificate
- --------------------------------------------------------

        Accrued     Prepayment  Interest   Prior Unpaid
Class  Interest     Interest   Adjustments  Interest
                    Shortfall
- --------------------------------------------------------

A-1   5.81945      0.00000     0.00000     0.00000

A-2   6.17500      0.00000     0.00000     0.00000

B     6.23167      0.00000     0.00000     0.00000

C     6.42252      0.00000     0.00000     0.00000

D     6.51380      0.00000     0.00000     0.00000

E     6.51380      0.00000     0.00000     0.00000

F     6.51380      0.00000     0.00000     0.00000

G     6.54167      0.00000     0.00000     0.00000

X-1*  0.57852      0.00000     0.00000     0.00000

X-2*  1.21752      0.00000     0.00000     0.00000

X-3*  0.00795      0.00000     0.00000     0.00000

R     0.00000      0.00000     0.00000     0.00000
- --------------------------------------------------------
- --------------------------------------------------------

      Distributed   Prepayment     Remaining Unpaid
Class  Interest      Premiums         Interest

- --------------------------------------------------------

A-1   5.81945        0.00000           0.00000

A-2   6.17500        0.00000           0.00000

B     6.23167        0.00000           0.00000

C     6.42252        0.00000           0.00000

D     6.51380        0.00000           0.00000

E     6.51380        0.00000           0.00000

F     6.51380        0.00000           0.00000

G     6.54167        0.00000           0.00000

X-1*  0.57852        0.00000           0.00000

X-2*  1.21752        0.00000           0.00000

X-3*  0.00795        0.00000           0.00000

R     0.00000        0.00000           0.00000
- ----------------------------------------------------
*Based on Notional Balance



 Corporate Trust Department
 Securities Administration
 Report to Certificateholders

 GS Mortgage Securities Corporation II
 Commercial Mortgage Pass-Through Certificates
 Series 1996-PL
 Payment Date:  June 15, 1996
 ----------------------------------------------------------------
 Payment Summary
 ----------------------------------------------------------------

         Beginning       Principal      Realized     Additional
 Class   Balance          Payable       Losses     Expense Losses

 ----------------------------------------------------------------
 Regular
 ----------------------------------------------------------------

 A-1    327,082,854.30   $868,756.02    $0.00       $0.00

 A-2     74,241,023.00         $0.00    $0.00       $0.00

 B       27,487,637.56    $59,503.19    $0.00       $0.00

 C       24,738,477.39    $53,552.02    $0.00       $0.00

 D       24,738,477.39    $53,552.02    $0.00       $0.00

 E       21,991,300.75    $47,605.13    $0.00       $0.00

 F       27,487,637.59    $59,503.18    $0.00       $0.00

 G       22,086,204.00         $0.00    $0.00       $0.00

 X-1*   453,549,992.26         $0.00    $0.00       $0.00

 X-2*   526,990,037.22         $0.00    $0.00       $0.00

 X-3*   526,990,037.22         $0.00    $0.00       $0.00

 R                0.00         $0.00    $0.00       $0.00

 ----------------------------------------------------------------
 TOTAL  549,853,611.98 $1,142,471.56    $0.00       $0.00       $
 ----------------------------------------------------------------

 -----------------------------------------------------------------
 Class         Interest        Total               Ending
               Payable         Payment**           Balance
 -----------------------------------------------------------------
 Regular
 -----------------------------------------------------------------

 A-1         $1,913,434.70  $2,782,190.72     326,214,098.28

 A-2           $458,438.32    $458,438.32      74,241,023.00

 B             $172,026.80    $231,529.99      27,428,134.36

 C             $159,563.18    $213,115.20      24,684,925.37

 D             $161,830.87    $215,382.89      24,684,925.37

 E             $143,859.76    $191,464.89      21,943,695.61

 F             $179,814.96    $239,318.14      27,428,134.41

 G             $144,480.58    $144,480.58      22,086,204.00

 X-1*          $263,509.87    $263,509.87     453,549,992.26

 X-2*          $672,207.89    $672,207.89     526,990,037.22

 X-3*            $4,391.58      $4,391.58     526,990,037.22

 R                   $0.00          $0.00               0.00

 -------------------------------------------------------------
 TOTAL       $4,273,558.51 $5,416,030.065      48,711,140.42
 -------------------------------------------------------------
  *Based on Notional Balance
  **Includes Prepayment Penalty Fees and Prior Unpaid Interest

                        Disclaimer Notice
  Notice: This report has been prepared by or based on information furnished to State Street Bank and Trust Company
  ("State Street") by one or more third parties (e.g., Servicer, Master Servicer, etc.). State Street shall not have and does not undertake responsibility for the accuracy or completeness of information provided by such third parties, and makes no representation or warranty with respect to the accuracy or completeness thereof or the sufficiency thereof for any particular purpose. State Street has not independently verified information received from third parties, and shall have no liability for any inaccuracies therein or caused thereby.


 Corporate Trust Department
 Securities Administration
 Report to Certificateholders

 GS Mortgage Securities Corporation II
 Commercial Mortgage Pass-Through Certificates
 Series 1996-PL
 Payment Date:  June 15, 1996

 Delinquency Statistics

 ----------------------------------------------------------------------------
 Loans Delinquent
 ----------------------------------------------------------------------------
 One Month   Two Months  Three + Months Foreclosures  Specially Serviced
 ----------------------------------------------------------------------------

  0              0              0              0              0
 ----------------------------------------------------------------------------

 Delinquent Loans APB
 ----------------------------------------------------------------------------

 One Month     Two Months   Three + Months  Foreclosures  Specially Serviced
 ----------------------------------------------------------------------------

 0.00           0.00           0.00           0.00           0.00
 ----------------------------------------------------------------------------

 ----------------------------------------------------------------------------
 Mortgage Loans that became an REOs during preceding calendar month
 ----------------------------------------------------------------------------

               Date of    Scheduled Principal Balance    Unpaid Principal as
 Loan Number Acquisition  as of the Date of Acquisition  of date of Acquisition

 ----------------------------------------------------------------------------
  N/A          N/A                0.00                       0.00
 ----------------------------------------------------------------------------

 ----------------------------------------------------------------------------
 Any REO Property included in the Trust at the close of business on the related Determination Date
 ----------------------------------------------------------------------------
 Relevant REO Loan Number                      Book Value of any REO Property

 ----------------------------------------------------------------------------
        0                                                  0.00
 ----------------------------------------------------------------------------
 Aggregate amount of Net Operating Income and other revenues collected by the Special Servicer with respect to such REO Property during the related Prepayment Period
 ----------------------------------------------------------------------------

                                    0.00
 ----------------------------------------------------------------------------
 ----------------------------------------------------------------------------
 Portion of the above amount collected by the Special Servicer included in the Available Distribution Amount for such Distribution Date
 ----------------------------------------------------------------------------
                                    0.00
 ----------------------------------------------------------------------------

 Any Mortgage Loan repurchased by Protective Life or otherwise liquidated or disposed of during the related Prepayment Period
 ----------------------------------------------------------------------------
 Relevant REO Loan Number
 ----------------------------------------------------------------------------
        0
 ----------------------------------------------------------------------------
 Proceeds of any repurchase of a Mortgage Loan, Liquidation Proceeds, and/or other amounts representing Principal Prepayments in Full, if any, received during the related Prepayment Period
 ----------------------------------------------------------------------------
                                    0.00
 ----------------------------------------------------------------------------
 Portion of the above amount received that is included in the Available Distribution Amount for such Distribution Date
 ----------------------------------------------------------------------------
                                    0.00
 ----------------------------------------------------------------------------
 Any REO Property for which a Final Recovery Determination has been made
 ----------------------------------------------------------------------------
 ----------------------------------------------------------------------------
 Mortgage Loan Number          Date of Final Recovery Determination
 ----------------------------------------------------------------------------
                  0                               00/00/00
 ----------------------------------------------------------------------------
 Amount of Proceeds and other amounts          Portion in Available
                                               Distribution Amount
 ----------------------------------------------------------------------------
             0.00                                      0.00
 ----------------------------------------------------------------------------



Corporate Trust Department
Securities Administration
Report to Certificateholders

GS Mortgage Securities Corporation II
Commercial Mortgage Pass-Through Certificates
Series 1996-PL
Payment Date:  June 15, 1996

- --------------------------------------------------------------------------------
Aggregate of:

- --------------------------------------------------------------------------------
Principal Balance of the Mortgage Loans at the close of
business on the Determination Date                                549,853,612.03
Principal Prepayments
(other than Liquidation Proceeds)                                           0.00
Allocable Prepayment Interest Shortfalls                                    0.00
Servicing Compensation paid to or retained by Servicer in respect
of the related Due Period                                              68,731.70
Servicing Compensation paid to or retained by Special
Servicer in respect of the related Due Period                               0.00
Servicing Advances and P&I Advances made by the Servicer            3,684,359.72
Servicing Advances and P&I Advances made by the Trustee                     0.00
Amount of Interest to Holders reduced by Losses, Shortfalls,
and Appraisal Reductions                                                    0.00
Amount of Realized Losses and Additional Expense Losses                     0.00
Amount of any remaining Interest Shortfalls for each
Class stated separately                                                     0.00
Any action taken by the Servicer/Special Servicer regarding "due-on-sale"
or "due-on-encumbrance" clause                                               N/A
Beginning Certificate Principal Balance                           549,853,611.98
Ending Certificate Principal Balance                              548,711,140.42
Amount of any Appraisal Reductions in effect during
related Due Period                                                          0.00
Appraisal Reductions Effected
Loan #    0        0             0              0              0             0
- --------------------------------------------------------------------------------
Amount  0.00     0.00          0.00           0.00           0.00          0.00
- --------------------------------------------------------------------------------



Collateral Information


Beginning Group   Number of Loans  Ending Group
  Loan Count       Paid Off        Loan Count
- ----------------------------------------------------------
      234             0               234
- ----------------------------------------------------------
- ----------------------------------------------------------
   Beginning
   Aggregate        Principal        Ending Aggregate
Principal Balance   Payments         Principal Balance

- ----------------------------------------------------------
549,853,612.03      1,142,471.55         548,711,140.48
- ----------------------------------------------------------